Exhibit 99

OFG Bancorp Reports 3Q20 Results
SAN JUAN,

Puerto Rico,

October 23,

2020 –

OFG Bancorp

(NYSE: OFG),

the financial

holding company

for
Oriental Bank, reported results for the third quarter ended September 30, 2020.
CEO Comment
José Rafael Fernández, President, Chief Executive Officer,

and Vice Chairman of the Board, stated:

“We had a

strong third quarter performance

in our core business.

This was due to

an improved macro

-economic environment
in Puerto Rico and

the U.S. Virgin Islands

coupled with our being resilient,

agile, and more than

ready to service the

changing
needs of our customers and communities.
“The macro-

economic environment

benefited from

reduced Covid

-19 related

government restrictions

on economic

activity,
combined with growing

liquidity from the federal

stimulus programs Puerto Rico

is receiving following 2017’s

Hurricane Maria,
the early 2020 earthquakes, and now the Covid-19 pandemic.
“Our success

was driven

by staying close

to our

customers and

the communities

we serve, providing

the financial

solutions
they need as we enter what appears to be a nascent and potentially expanding recovery.
“Customer accounts

grew, and

digital migration expanded.

Deposit gathering and

loan production were

robust. Credit quality
continued to be under control. Operating efficiency improved, and the Scotiabank integration is proceeding on schedule.
“Return on average assets increased

to 1.11%, return

on average tangible common stockholders'

equity expanded to 12.23%,
and tangible book value, at $16.51 per share, continued to grow.
“Tremendous thanks

go to

our hardworking

team who

continues to

put Oriental

and its

customers first

throughout these
challenging times.”
3Q20 Highlights
1

●

Increased Earnings:
EPS diluted of

$0.50 increased 28%

compared to $0.39

in 2Q20 and

355% compared to
$0.11

in 3Q19.

Total

core revenues

were $127.0

million versus

$128.2 million

in 2Q20

and $99.3

million in
3Q19. Net interest margin was 4.30% compared to 4.78% in 2Q20. The effective tax rate was 18.7% based on a
higher than originally anticipated proportion of exempt income.

Unless otherwise specified, comparisons noted in the bullet points are for 3Q20 versus 2Q20 or September 30, 2020 versus June 30, 2020 quarter, and balances shown are end of period.

●

Lower Provision:

Provision for credit losses

fell 23% to $13.7

million from $17.7 million in

2Q20 and 69%

from
$43.8 million

in 3Q19.

Credit quality

also reflected reduced

deferrals (2.0% of

total loans

compared to 30.0%),
$5.2 million in lower

net charge offs, and

increases in the total

delinquency and non-performing

loan rates of 11
bps and 52 bps, respectively, for non

-PCD loans, from 2Q20.
●

Expense Reduction:

Non-interest expenses

of $83.4

million fell

more than

2% or

$2.0 million

compared to
$85.5 million

in 2Q20,

with the

efficiency ratio

improving 101

bps to

65.7%. Excluding

merger and

Covid-19
related costs,

the adjusted

efficiency ratio

improved 369

bps to

62.2% from

2Q20, as

increased operating
leverage from the Scotiabank acquisition began to kick in.
●

Deposit and Cash Growth:
Customer deposits grew $212.6

million to $8.5 billion on

September 30, 2020 from
June 30,

2020. Due

to the

increased deposits

as well

as repayments

of loans

and securities,

cash increased
$383.0 million, to

$2.3 billion. As

a result, total

assets grew

$83.6 million to

$10.0 billion, which

OFG does

not
anticipate exceeding on December 31, 2020.
●

Strong Production:

Loan production

totaled $457.8

million compared

to $506.0

million in

2Q20. Excluding
Paycheck Protection Program loans, production

increased $227.8 million, driven by commercial,

auto, mortgage
and consumer lending. Net loans

were $6.6 billion on September

30, 2020 compared to $6.7

billion on June

30,
2020.
●

Capital Building:
Tangible

book value

per share

expanded 3%

or $0.50

to $16.51

compared to

2Q20. All
regulatory capital

ratios continued

to be

significantly above

requirements for

a well-capitalized

institution. The
CET1 ratio

was 12.55%

on September

30, 2020

compared to

12.03% on

June 30,

2020 and

17.98% on
September 30, 2019, the quarter before the Scotiabank acquisition.
Conference Call
A conference call

to discuss 3Q20

results, outlook and

related matters will

be held today

at 1

0:00 AM ET.

Phone (888) 562-
3356 or

(973) 582

-2700. Conference

ID: 899-3880.

The call

can also

be accessed

live on
www.ofgbancorp.com.

Webcast
replay will be available shortly thereafter.

Financial Supplement & Conference Call Presentation
OFG’s Financial

Supplement, with

full financial

tables for

the quarter

ended September

30, 2020,

and the

3Q20
Conference Call Presentation, can

be found on the

Quarterly Results page on

OFG’s Investor Relations website

at
www.ofgbancorp.com .

Non-GAAP Financial Measures
In addition to

our financial information

presented in accordance with

GAAP,

management uses certain “non

-GAAP
financial measures”

within the

meaning of

SEC Regulation

G, to

clarify and

enhance understanding

of past
performance and

prospects for

the future.

Please refer

to Tables

8-1, 8-2

and 8-3

in OFG’s

above-mentioned
Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.

Forward Looking Statements
The information

included in

this document

contains certain

forward-looking statements

within the

meaning of

the
Private Securities

Litigation Reform

Act of

1995. These

statements are

based on

management’s current
expectations and involve certain risks and uncertainties that may cause actual results to differ materially from

those
expressed in the forward-looking statements.

Factors that might cause

such a difference

include, but are

not limited to (i)

the rate of

growth in the

economy and
employment levels, as

well as general

business and economic

conditions; (ii) changes

in interest rates,

as well as
the magnitude

of such

changes; (iii) changes

to the

financial condition

of the

government of

Puerto Rico;

(iv) the
potential impact of damages

from future hurricanes, earthquakes and other

natural disasters in Puerto Rico;

(v) the
fiscal and monetary policies of the federal government

and its agencies; (vi) the performance of

the stock and bond
markets; (vii) competition in

the financial services industry; (viii)

possible legislative, tax or

regulatory changes; and
(ix) the

severity, magnitude

and duration

of the

Covid-19 pandemic,

including impacts

of the

pandemic and

of
responses of

federal, state and

local governments on our branches, operations and personnel, and on our customers and their businesses.
For a

discussion of

such factors

and certain

risks and

uncertainties to

which OFG

is subject,

please refer

to OFG’s

annual
report on Form 10-K

for the year ended

December 31, 2019, as

well as its other

filings with the U.S. Securities

and Exchange
Commission. Other than to the extent required by applicable law,

including the requirements of applicable securities laws, OFG assumes no

obligation to

update any

forward-looking statements

to reflect

occurrences or

unanticipated events

or
circumstances after the date of such statements.

About OFG Bancorp
Now in its 56
th

year in business, OFG Bancorp is a diversified

financial holding company that operates under U.S.,

Puerto Rico
and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services and Oriental

Insurance, provide

a wide

range of

retail and

commercial banking,

lending and

wealth management

products,
services, and

technology, primarily

in Puerto

Rico and

U.S. Virgin

Islands. Visit

us at
Error! Hyperlink

reference not
valid. www.ofgbancorp.com .

# # #
Contacts
Puerto Rico & USVI:

Idalis Montalvo (
idalis.montalvo@orientalbank.com ) at (787) 777-2847

US:

Gary Fishman (
gfishman@ofgbancorp.com ) and Steven Anreder ( sanreder@ofgbancorp.com ) at (212) 532-3232

OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our September 30, 2020 Quarterly Report on Form 10-Q once it is filed with the
Securities and Exchange Commission.
Table

of Contents
Pages
OFG Bancorp (Consolidated Financial Information)
Table

1:
Financial and Statistical Summary - Consolidated 2
Table

2:
Consolidated Statements of Operations 3
Table

3:
Consolidated Statements of Financial Condition 4
Table

4:
Information on Loan Portfolio and Production 5-6
Table

5:
Average Balances, Net Interest Income and Net Interest Margin 7-8
Table

6:
Loan Information and Performance Statistics 9-11
Table

7:
Allowance for Credit Losses 12
Table

8:
Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital 13-15
Table

9:
Notes to Financial Summary, Selected Metrics, Loans, and Consolidated

Financial Statements (Tables

1-8)
16

OFG Bancorp (NYSE: OFG)
Table 1: Financial and Statistical Summary - Consolidated
2020 2020 2020 2019 2019 2020 2019
(Dollars in thousands, except per
share data) (unaudited)
Q3 Q2 Q1 Q4 Q3 YTD YTD
Statement of Operations
Net interest income $ 99,533
$

105,060
$

105,101

(e)

$

79,209
$

80,710
$

309,694

(e)

$

243,584
Non-interest income, net (core)
(2)
27,486 23,106 26,233
(e)
19,196 18,542 76,825
(e)
54,169
Total core revenues 127,019 128,166 131,334

(e)

98,405 99,252 386,519

(e)

297,753
Non-interest expense 83,444 85,481 87,322
(e)
78,913
(e)
50,727 256,247
(e)
154,331
(e)
Pre-provision net revenues
(22)
47,415 46,731 49,229 20,007 52,161 143,375 152,035
Total provision for credit losses 13,669
(d)
17,696
(d)
47,131
(c)(d)
23,068
(g)
43,770
(g)
78,496
(c)(d)
73,724
(g)
Net income (loss) before income taxes 33,746 29,035 2,098 (3,061) 8,391 64,879 78,311
Income tax expense (benefit) 6,308 7,248 297 (2,070) 1,008 13,853 23,479
Net income (loss) available to common
stockholders $ 25,810 20,159 173 (2,619) 5,755 46,142 49,948
Common Share Statistics
Earnings (loss) per common share -
basic
(3)
$ 0.50 0.39 - (0.05) 0.11 0.90 0.97
Earnings (loss) per common share -
diluted
(4)
$ 0.50 0.39 - (0.05) 0.11 0.89 0.97
Average common shares outstanding 51,342 51,336 51,404 51,360 51,345 51,361 51,327
Average common shares outstanding
and equivalents 51,527 51,470 51,713 51,791 51,772 51,563 51,695
Cash dividends per common share $ 0.07 $ 0.07 $ 0.07 $ 0.07 $ 0.07 $ 0.21 $ 0.21
Book value per common share (period
end) $ 19.13 $ 18.69 $ 18.33
(c)
$ 18.75 $ 18.84 $ 19.13
(c)
$ 18.84
Tangible book value per common share
(period end)
(5)
$ 16.51 $ 16.01 $ 15.60

(c)

$ 15.96 $ 17.11 $ 16.51

(c)

$ 17.11
Balance Sheet (Average

Balances)
Loans
(6)
$ 6,787,022

(a)

$ 6,840,650
(a)

$ 6,687,875 $ 4,500,071 $ 4,539,045 $ 6,771,904

(a)

$ 4,519,393
Interest-earning assets 9,218,717
(a)
8,845,744
(a)
8,556,421 5,886,379 5,981,756 8,874,886
(a)
6,055,475
Total assets 9,918,381

(a)

9,512,129
(a)

9,326,627 6,325,334 6,433,658 9,586,921

(a)

6,511,171
Core deposits 8,376,623 7,852,495 7,516,438 4,582,872 4,563,187 7,916,869 4,475,101
Total deposits 8,517,039 8,088,106 7,752,446 4,850,979 4,921,317 8,120,648 4,897,465
Borrowings 102,916 157,669 271,800 304,365 340,194 177,189 453,236
Stockholders' equity 1,062,460 1,037,195 1,043,481

(c)

1,062,720 1,061,541 1,047,766

(c)

1,038,869
Common stockholders' equity 980,590 955,325 961,611
(c)
980,850 979,671 965,896
(c)
956,999
Performance Metrics
Net interest margin
(7)
4.30% 4.78% 4.94% 5.34% 5.35% 4.65% 5.38%
Return on average assets
(8)
1.11% 0.92% 0.08% -0.06% 0.46% 0.71% 1.12%
Return on average tangible common
stockholders' equity
(9)
12.23% 9.88% 0.08% -1.17% 2.58% 7.44% 7.67%
Efficiency ratio
(10)
65.69% 66.70% 66.49% 80.19% 51.11% 66.30% 51.83%
Full-time equivalent employees, period
end 2,334 2,373 2,449 2,455 1,436 2,334 1,436
Credit Quality Metrics
(1)(21)
Allowance for loan and lease losses $ 235,313 $ 232,701 $ 230,755
(c)(d)
$ 116,539 $ 154,343 $ 235,313
(c)(d)
$ 154,343
Allowance as a % of loans held for
investment 3.48%

(a)

3.35%
(a)

3.41% 1.73% 3.41% 3.48%

(a)

3.41%
Net charge-offs $ 10,570 $ 15,750 $ 24,034 $ 14,395 $ 34,486
(f)(g)
$ 50,354 $ 59,477
Net charge-off rate
(11)
0.62% 0.92% 1.44% 1.28% 3.04%

(f)(g)

0.99% 1.75%

(f)(g)

Early delinquency rate (30 - 89 days
past due)

2.50% 2.64% 3.16% 3.07% 3.63% 2.50% 3.63%
Total delinquency rate (30 days and
over) 5.67% 5.56% 6.38% 5.85% 5.40% 5.67% 5.40%
Capital Ratios (Non-GAAP)
(12)(20)
Leverage ratio 10.00% 10.16% 10.14%
(b)(c)

9.24% 15.41% 10.00%

(b)(c)

15.41%
Common equity Tier 1 capital ratio 12.55% 12.03%
(a)
11.69%
(b)(c)
10.91% 17.98% 12.55%
(a)(b)(c)
17.98%
Tier 1 risk-based capital ratio 14.25% 13.71%
(a)

13.36%
(b)(c)

12.64% 20.43% 14.25%

(a)(b)(c)

20.43%
Total risk-based capital ratio 15.50% 14.96%
(a)
14.62%
(b)(c)
13.91% 21.71% 15.50%
(a)(b)(c)
21.71%
Tangible common equity ("TCE") ratio 8.58% 8.39% 8.80% 8.96% 14.07% 8.58% 14.07%

(a) In response to the Coronavirus (COVID-19) pandemic, CARES Act created funding for the Small Business Administration (SBA) Paycheck Protection Program (PPP), which provides loans to small businesses to keep their employees on payroll and make other eligible payments. The original funding for the PPP was fully allocated by mid-April 2020, with additional funding made available on April 24, 2020 under the Paycheck Protection Program and Health Care Enhancement Act. During 2Q 2020 and 3Q 2020, the Company participated in this program originating 4,342 and 732 PPP loans, respectively. Òn June 30, 2020 and September 30, 2020, Oriental had PPP loans amounting to $278.1 million and $289.2 million, respectively. These loans are fully guaranteed by the SBA and risk-weighted at 0%.
(b) During 1Q 2020, the Company decided to early implement Simplifications to the Capital Rule, which simplified the regulatory capital treatment for mortgage servicing assets (MSA)
and certain deferred tax assets arising from temporary differences (temporary difference DTAs). It Increased common equity tier

1 (CET1) capital threshold deductions from 10 percent to
25 percent and removes the aggregate 15 percent CET1 threshold deduction. However, it retains the 250 percent risk weight applicable to non-deducted amounts of MSAs and temporary difference DTAs.
(c) On January 1, 2020, the Company implemented ASU No. 2016-13: Measurement of Credit Losses on Financial Instruments "(CECL)" using the modified retrospective approach. As a result, a $39.2 million allowance for credit losses was recorded for Non-PCD loans and $0.2 million for unused commitments with the corresponding adjustment reducing retained earnings, net of a $13.9 million deferred tax effect. For PCD loans, including BBVA and Eurobank acquired book plus the recently acquired Scotiabank, the adjustment amounting to
$50.5 million was made through the allowance and loan balances with no impact in capital. As disclosed in the Company’s 2019 Form 10-K, the Company had initially elected to phase-in the January 1, 2020 (“day 1”) impact to retained earnings to regulatory capital, over a three-year transition period beginning in 2020. As part of its response to the impact of COVID-19, in
March 2020, the Federal Reserve, Federal Deposit Insurance Corporation and Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25% “scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-
tax impact of differences in allowances under CECL vs the incurred loss methodology.
(d) In March 2020, a global pandemic was declared by the World Health Organization related to the rapidly growing outbreak of a novel strain of coronavirus (COVID-19). The pandemic significantly impacted the economic conditions in P.R. and the

U.S., creating significant uncertainties. In response, we increased our provision for credit losses on loans in 1Q 2020 and
2Q 2020 by $34.1 million and $5.0 million, respectively, and established a provision for credit losses on accrued interest receivables under deferral plans in 3Q 2020 of $826 thousand.
(e) On December 31, 2019, the Company acquired Scotiabank's Puerto Rico and USVI operations, incurring in merger and restructuring charges of $21.5 million during 4Q 2019, $3.0 million during 2Q 2020, and $2.7 million during 3Q 2020. At December 31, 2019, the consolidated statement of financial condition contemplated the effects of the Scotiabank PR & USVI acquisition. Nevertheless, the consolidated statement of operations did not contemplate the effects of the Scotiabank PR & USVI acquisition until January 1, 2020.
(f) During 3Q 2019, the Company received $2.4 million proceeds from the sale of fully charged-off originated auto and consumer loans.
(g) During 3Q 2019, the Company decided to sell mostly non-performing loans, increasing the provision by $37.2 million. Originated loans that were transferred to held-for-sale amounted to $25.3 million at September 30, 2019, the remaining were purchased credit impaired loans. Loans were sold during 4Q 2019, with an additional increase in the provision of $6.6 million.

OFG Bancorp (NYSE: OFG)
Table 2: Consolidated Statements of Operations
Quarter Ended Nine-Months Ended
September
30, June 30, March 31,
December
31,
September
30,
September
30,
September
30,
(Dollars in thousands, except per
share data) (unaudited)
2020 2020 2020 2019 2019 2020 2019
Interest income:
Loans

(1)

Non-PCD loans
$ 83,029 $ 83,832 $ 87,482 $ 74,142 $ 74,910 $ 254,343 $ 220,583

PCD loans
29,018
(a)
34,700
(a)
28,953 10,762 10,862 92,671
(a)
34,388

Total interest income from loans

112,047 118,532 116,435 84,904 85,772 347,014 254,971
Investment securities 2,890 3,160 7,262 6,271 7,883 13,312 27,649

Total interest income

114,937 121,692 123,697
(d)
91,175 93,655 360,326
(d)
282,620
Interest expense:
Deposits

Core deposits
13,808 13,999 15,034 7,957 8,256 42,841 21,934

Brokered deposits
812 1,446 1,586 1,804 2,298 3,844 7,660

Total deposits
14,620 15,445 16,620
(d)
9,761 10,554 46,685
(d)
29,594
Borrowings 784 1,187 1,976 2,205 2,391 3,947 9,442

Total interest expense
15,404 16,632 18,596 11,966 12,945 50,632 39,036
Net interest income 99,533 105,060 105,101 79,209 80,710 309,694 243,584
Provision for credit losses, excluding
PCD loans
(1)
13,845 15,227 40,951 18,859 23,427 70,023 43,675
(Recapture) provision for credit losses
on PCD loans
(1)

(176) 2,469 6,180 4,209 20,343 8,473 30,049

Total provision for credit losses
13,669
(c)
17,696
(c)
47,131
(c)(d)
23,068 43,770
(f)(g)(h)
78,496
(c)(d)
73,724
(f)(g)(h)

Net interest income after
provision for loan and lease losses

85,864 87,364 57,970 56,141 36,940 231,198 169,860
Non-interest income:
Banking service revenues 16,297 13,668 15,713 10,812 10,813 45,678 32,054
Wealth management revenues 7,272 6,366 7,286 7,062 6,611 20,924 19,162
Mortgage banking activities 3,917 3,072 3,234 1,322 1,118 10,223 2,953

Total banking and financial
service revenues 27,486 23,106 26,233
(d)
19,196 18,542 76,825
(d)
54,169
Bargain purchase from Scotiabank PR &
USVI acquisition 3,465
(b)

3,462

(b)

409 315 - 7,336

(b)

-
Other income, net 375 584 4,808
(e)
200 3,636
(e)
5,767
(e)
8,613
(e)

Total non-interest income, net

31,326 27,152 31,450 19,711 22,178 89,928 62,782
Non-interest expense:
Compensation and employee benefits 31,955 34,506 35,544 21,817 20,500 102,005 60,716
Occupancy, equipment and
infrastructure costs 11,943 11,837 11,439 7,488 7,307 35,219 22,564
General and administrative expenses 33,452 31,206 37,345 25,451 18,475 102,003 59,656
Net (gain) loss on sale of foreclosed real
estate and other repossessed assets (866) 316 (193) 541 794 (743) 1,885
Credit related expenses 2,189 2,602 2,715 2,118 2,095 7,506 6,954
Merger and restructuring charges 2,681
(d)
3,006
(d)
304 21,498
(d)
1,556 5,991
(d)
2,556
COVID 19 expenses 2,090 2,008 168 - - 4,266 -

Total non-interest expense
83,444 85,481 87,322
(d)
78,913 50,727 256,247
(d)
154,331
Income (loss) before income taxes 33,746 29,035 2,098 (3,061) 8,391 64,879 78,311
Income tax expense (benefit) 6,308 7,248 297 (2,070) 1,008 13,853 23,479
Net income (loss) 27,438 21,787 1,801 (991) 7,383 51,026 54,832
Less:

dividends on preferred stock
(1,628) (1,628) (1,628) (1,628) (1,628) (4,884) (4,884)
Net income (loss) available to
common shareholders $ 25,810 $ 20,159 $ 173 $ (2,619) $ 5,755 $ 46,142 $ 49,948
(a) During 2Q 2020 and 3Q 2020, the Company recognized interest recoveries on SOP loans acquired in the Scotiabank PR & USVI acquisition collected subsequently to the acquisition date amounting to $6.0 million and $469 thousand, respectively.

(b) During 2Q 2020, the Company increased the Bargain purchase from Scotiabank PR & USVI acquisition by $3.5 million to adjust the fair value of accrued interest receivable in Day
1, net of taxes. During 3Q 2020, the Company increased the Bargain purchase from Scotiabank PR & USVI acquisition by $3.5 million to adjust the deferred tax asset in Day 1.
(c) In March 2020, a global pandemic was declared by the World Health Organization related to the rapidly growing outbreak of a novel strain of coronavirus (COVID-19). The pandemic significantly impacted the economic conditions in P.R.

and the U.S., creating significant uncertainties. In response, we increased our provision for credit losses on loans in 1Q 2020 and
2Q 2020 by $34.1 million and $5.0 million, respectively, and established a provision for credit losses on accrued interest receivables under deferral plans in 3Q 2020 of $826 thousand.
(d) On December 31, 2019, the Company acquired Scotiabank's Puerto Rico and USVI operations, incurring in merger and restructuring charges of $21.5 million during 4Q 2019, $3.0 million during 2Q 2020, and $2.7 million during 3Q 2020. On December 31, 2019, the consolidated statement of financial condition contemplated the effects of the Scotiabank PR &
USVI acquisition. Nevertheless, the consolidated statement of operations did not contemplate the effects of the Scotiabank PR & USVI acquisition until January 1, 2020.
(e) During 1Q 2020, 2Q 2019 and 3Q 2019, the Company sold $316 million, $350 million and $322 million available-for-sale mortgage-backed securities, respectively, and recognized a gain in the sale of $4.7 million, $4.8 million and $3.5 million.
(f) During 3Q 2019, the Company received $2.4 million proceeds from the sale of fully charged-off originated auto and consumer loans.
(g) During 3Q 2019, the Company decided to sell mostly non-performing loans, increasing the provision by $37.2 million. Originated loans that were transferred to held-for-sale amounted to $25.3 million at September 30, 2019, the remaining were purchased credit impaired loans. Loans were sold during 4Q 2019, with an additional increase in the provision of
$6.6 million.
(h) During 2Q 2019, the Company decided to sell mostly non-performing mortgage loans increasing the provision by $8.8 million. Most of these loans were sold in 3Q 2019, increasing the provision by an additional $1.8 million.

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition
September 30, June 30, March 31, December 31, September 30,
(Dollars in thousands) (unaudited)
2020 2020 2020 2019 2019
Cash and cash equivalents $ 2,283,050
(b)
$ 1,900,037
(b)
$ 1,325,941 $ 852,757 $ 962,887
Investments:
Trading securities 22 22 29 37 41
Investment securities available-for-sale, at fair value,

with amortized cost of $412,899 (June 30, 2020 - $529,985;

March 31, 2020 - $648,565; December 31, 2019 - $1,074,474;

September 30, 2019 - $520,960; no allowance for credit

losses for any period)

Mortgage-backed securities
329,719 340,192 355,637 673,886 505,102

US treasury notes
91,531 197,340 298,986 397,183 10,938

Other investment securities
2,565 2,707 2,837 3,100 3,055

Total investment securities available-for-sale
423,815 540,239 657,460
(e)

1,074,169
(d)

519,095
Federal Home Loan Bank (FHLB) stock, at cost 8,322 8,366 10,301 13,048 10,525
Other investments 2,205 1,076 973 560 57

Total investments

434,364 549,703 668,763 1,087,814 529,718
Loans, net 6,579,140
(b)

6,739,243
(b)

6,541,174
(c)

6,641,847
(d)

4,407,190
Other assets:
Prepaid expenses 51,915 40,119 44,633 52,648 14,244
Deferred tax asset, net 178,957 186,730 196,129
(c)
176,740 112,602
Foreclosed real estate and repossessed properties 21,374 26,152 30,388 33,236 30,488
Premises and equipment, net 83,270 82,234 81,834 81,105 69,754
Goodwill 86,069 86,069 86,069 86,069 86,069
Right of use assets 35,900 34,692 36,844 39,112 19,318
Core deposit, customer relationship intangible and other intangibles 48,650 51,406 54,174 56,965 2,491
Servicing asset 47,242 47,926 49,287 50,779 10,125
Accounts receivable and other assets 166,392 188,408
(a)

123,335 138,589 88,619
Total assets $ 10,016,323 $ 9,932,719 $ 9,238,571 $ 9,297,661 $ 6,333,505
Deposits:
Demand deposits $ 4,682,991
(b)

$ 4,370,419
(b)

$ 3,711,492 $ 3,579,115 $ 2,228,256
Savings accounts 1,919,859 1,978,118 1,829,054 1,815,044 1,206,569
Time deposits 1,933,517 1,975,223 2,023,211 2,060,953 1,154,871
Brokered deposits 96,090 218,166 255,514 243,498 288,362

Total deposits
8,632,457 8,541,926 7,819,271 7,698,610
(d)

4,878,058
Borrowings:
Securities sold under agreements to repurchase - - 50,103 190,274 190,261
Advances from FHLB and other borrowings 66,781 68,340 77,601 79,204 79,603
Subordinated capital notes 36,083 36,083 36,083 36,083 36,083

Total borrowings
102,864 104,423 163,787 305,561 305,947
Other liabilities:
Derivative liabilities 1,895 2,078 2,059 913 1,159
Acceptances outstanding 18,291 20,034 11,763 21,599 21,796
Lease liability 37,029 35,694 37,702 39,840 21,081
Accrued expenses and other liabilities 159,465 187,280 181,395 185,660 56,388

Total liabilities
8,952,001 8,891,435 8,215,977 8,252,183 5,284,429
Stockholders' equity:
Preferred stock 92,000 92,000 92,000 92,000 92,000
Common stock 59,885 59,885 59,885 59,885 59,885
Additional paid-in capital 621,978 621,860 621,206 621,515 620,948
Legal surplus

101,233 98,347 95,945 95,779 95,783
Retained earnings

284,053 264,725 250,557
(c)
279,646 285,854
Treasury stock, at cost (103,095) (103,121) (103,289) (102,339) (102,936)
Accumulated other comprehensive (loss) income, net 8,268 7,588 6,290 (1,008) (2,458)

Total stockholders' equity
1,064,322 1,041,284 1,022,594 1,045,478 1,049,076

Total liabilities and stockholders' equity

$ 10,016,323 $ 9,932,719 $ 9,238,571 $ 9,297,661 $ 6,333,505

(a) In March 2020, a global pandemic was declared by the World Health Organization related to the rapidly growing outbreak of a novel strain of coronavirus (COVID-19). The pandemic significantly impacted the economic conditions in P.R. and the

U.S., creating significant uncertainties. After recent disruptions in economic conditions caused by COVID-19, the Company has offered several deferral programs for the payment of principal and interest for auto, personal, credit cards and mortgage,

and commercial loans, for customers whose payments were
not over 89 days past due at March 12, 2020 and requested to be included in these programs, which contributed to the increase of accrued interest receivable from 1Q 2020 to 2Q 2020 of approximately $40 million.

(b) In response to the Coronavirus (COVID-19) pandemic, CARES Act created funding for the Small Business Administration (SBA) Paycheck Protection Program (PPP), which provides loans to small businesses to keep their employees on payroll and make other eligible payments. The original funding for the PPP was fully allocated by mid-April 2020, with additional funding made available on April 24, 2020 under the Paycheck Protection Program and Health Care Enhancement Act. During 2Q 2020 and 3Q 2020, the Company participated in this program originating 4,342 and 732 PPP loans, respectively. On June 30, 2020 and September 30, 2020, Oriental had PPP loans amounting to $278.1 million and $289.2 million, respectively. These loans are fully guaranteed by the SBA and risk-weighted at 0%. These funds have been disbursed into the customers' deposit accounts and, along with other government stimulus and relief during the pandemic, they have increased the Company's cash and core deposits.
(c) On January 1, 2020, the Company implemented ASU No. 2016-13: Measurement of Credit Losses on Financial Instruments "(CECL)" using the modified retrospective approach. As a result, a $39.2 million allowance for credit losses was recorded for Non-PCD loans and $0.2 million for unused commitments with the corresponding adjustment reducing retained earnings, net of a $13.9 million deferred tax effect. For PCD loans, including BBVA and Eurobank acquired book plus the recently acquired Scotiabank, the adjustment amounting to $50.5 million was made through the allowance and loan balances with no impact in capital.

(d) On December 31, 2019, the Company acquired Scotiabank's Puerto Rico and USVI operations, increasing investments by $576.2 million, loans by $2.2 billion and deposits by $3.0 billion.
(e) During 1Q 2020, the Company sold $316 million available-for-sale mortgage-backed securities and recognized a gain in the sale of $4.7 million.

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and
Production
September 30, June 30, March 31, December 31, September 30,
(Dollars in thousands) (unaudited)
2020 2020 2020 2019 2019
Non-PCD:
(1)

Mortgage
$ 847,588 $ 874,286 $ 887,950 $ 898,118 $ 588,535

Commercial
1,785,022 1,918,424 1,910,192 1,862,484 1,575,491

Commercial Paycheck Protection Program (PPP Loans)
289,218
(a)
278,059
(a)
- - -

Consumer
434,546 458,714 481,710 495,244 383,819

Auto
1,511,829 1,454,987 1,487,701 1,479,612 1,277,114
4,868,203 4,984,470 4,767,553 4,735,458
(c)
3,824,959

Less:

Allowance for credit losses
(156,409) (151,507) (149,961)
(b)
(85,044) (80,579)

Total non- PCD loans held for investment, net
4,711,794 4,832,963 4,617,592 4,650,414 3,744,380
PCD:
(1)

Mortgage
1,504,914 1,541,637 1,561,557 1,591,112 494,278

Commercial
352,555 386,046 391,158 359,601 202,065

Consumer
2,336 2,950 3,350 9,263 802

Auto
31,836 37,409 42,466 43,361 3,883
1,891,641 1,968,042 1,998,531 2,003,337
(c)
701,028

Less:

Allowance for credit losses
(1)
(78,904) (81,194) (80,794)
(b)
(31,495) (73,764)

Total PCD loans held for investment, net
1,812,737 1,886,848 1,917,737 1,971,842 627,264
Total loans held for investment 6,524,531 6,719,811 6,535,329 6,622,256 4,371,644
Mortgage loans held for sale 54,609 19,432 5,845 19,591 23,504
Other loans held for sale - - - - 12,042
Total loans, net $ 6,579,140 $ 6,739,243 $ 6,541,174 $ 6,641,847 $ 4,407,190
Loan Portfolio Summary:

Loans held for investment:

Mortgage
$ 2,352,502 $ 2,415,923 $ 2,449,507 $ 2,489,230 $ 1,082,813

Commercial
2,426,795 2,582,529 2,301,350 2,222,085 1,777,556

Consumer
436,882 461,664 485,060 504,507 384,621

Auto
1,543,665 1,492,396 1,530,167 1,522,973 1,280,997
6,759,844 6,952,512 6,766,084 6,738,795
(c)
4,525,987

Less:

Allowance for credit losses
(235,313) (232,701) (230,755)
(b)
(116,539) (154,343)

Total loans held for investment, net
6,524,531 6,719,811 6,535,329 6,622,256 4,371,644

Mortgage loans held for sale
54,609 19,432 5,845 19,591 23,504

Other loans held for sale
- - - - 12,042
Total loans, net $ 6,579,140 $ 6,739,243 $ 6,541,174 $ 6,641,847 $ 4,407,190
(a) In response to the Coronavirus (COVID-19) pandemic, CARES Act created funding for the Small Business Administration (SBA) Paycheck Protection Program (PPP), which provides loans to small businesses to keep their employees on payroll and make other eligible payments. The original funding for the PPP was fully allocated by mid-April 2020, with additional funding made available on April 24, 2020 under the Paycheck Protection Program and Health Care Enhancement Act. During 2Q 2020 and 3Q 2020, the Company participated in this program originating 4,342 and 732 PPP loans, respectively. On June 30, 2020 and September 30, 2020, Oriental had PPP loans amounting to $278.1 million and $289.2 million, respectively. These loans are fully guaranteed by the SBA and risk-weighted at 0%.
(b) On January 1, 2020, the Company implemented ASU No. 2016-13: Measurement of Credit Losses on Financial Instruments "(CECL)" using the modified retrospective approach. As a result, a $39.2 million allowance for credit losses was recorded for Non-PCD loans and $0.2 million for unused commitments with the corresponding adjustment reducing retained earnings, net of a $13.9 million deferred tax effect. For PCD loans, including BBVA and Eurobank acquired book plus the recently acquired Scotiabank, the adjustment amounting to $50.5 million was made through the allowance and loan balances with no impact in capital.

(c) On December 31, 2019, the Company acquired Scotiabank's Puerto Rico and USVI operations, increasing investments by $576.2 million, loans by $2.2 billion and deposits by $3.0 billion.

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan
Portfolio and Production
Quarter Ended Nine-Months Ended
September 30, June 30, March 31, December 31, September 30, September 30, September 30,
(Dollars in thousands) (unaudited)
2020 2020 2020 2019 2019 2020 2019
Loan production
(13)

Mortgage
$ 93,650 $ 23,744 $ 30,988 $ 23,680 $ 23,805 $ 148,382 $ 69,098

Commercial

83,488 98,558 54,113 216,610 65,635 236,159 190,199

Commercial PPP Loans
10,318 286,420 - - - 296,738 -

US Loan Programs
90,878 35,711 47,125 12,482 12,225 173,714 100,304

Consumer
23,540 14,231 39,199 41,947 48,257 76,970 136,776

Auto
155,880 47,374 109,344 110,184 141,506 312,598 397,968

Total
$ 457,754 $ 506,038 $ 280,769 $ 404,903 $ 291,428 $ 1,244,561 $ 894,346

OFG Bancorp (NYSE: OFG)
Table 5-1: Average

Balances, Net Interest Income and Net Interest Margin
2020 Q3 2020 Q2 2020 Q1 2019 Q4 2019 Q3
Interest

Interest

Interest

Interest

Interest

Average Income/ Yield/ Average Income/ Yield/ Average Income/ Yield/ Average Income/ Yield/ Average Income/ Yield/
(Dollars in thousands) (unaudited)
Balance Expense Rate Balance Expense Rate Balance Expense Rate Balance Expense Rate Balance Expense Rate
Interest earning assets:

Cash equivalents
$ 1,929,024 $ 613 0.13% $ 1,393,187 $ 359 0.10% $ 943,581 $ 2,788 1.19% $ 863,497 $ 3,684 1.69% $ 734,105 $ 4,086 2.21%

Investment securities
502,671 2,278 1.81% 611,907 2,801 1.83% 924,965 4,474 1.93% 522,811 2,587 1.98% 708,606 3,797 2.14%

Loans held for investment
(1)

Non-PCD loans
4,870,753 83,028 6.78% 4,857,281 83,832 6.94% 4,613,878 87,482 7.63% 3,888,442 74,142 7.56% 3,873,743 74,910 7.67%

PCD loans
1,916,269 29,018 6.06% 1,983,369 34,700 7.00% 2,073,997 28,953 5.58% 611,629 10,762 7.04% 665,302 10,862 6.53%

Total loans
6,787,022 112,046 6.57% 6,840,650 118,532 6.97% 6,687,875 116,435 7.00% 4,500,071 84,904 7.49% 4,539,045 85,772 7.50%
Total interest-earning assets $ 9,218,717 $ 114,937 4.96% $ 8,845,744 $ 121,692 5.53% $ 8,556,421 $ 123,697 5.81% $ 5,886,379 $ 91,175 6.15% $ 5,981,756 $ 93,655 6.21%
Interest bearing liabilities:

Deposits

NOW accounts
$ 2,227,687 $ 2,247 0.40% $ 2,069,247 $ 2,138 0.42% $ 1,980,505 $ 2,389 0.48% $ 1,119,371 $ 1,471 0.52% $ 1,118,214 $ 1,616 0.57%

Savings accounts
1,927,680 2,010 0.41% 1,809,517 1,976 0.44% 1,797,658 2,440 0.55% 1,195,689 1,843 0.61% 1,199,678 2,012 0.67%

Time deposits
1,944,856 7,512 1.54% 1,990,639 7,835 1.58% 2,039,311 8,131 1.60% 1,156,965 4,442 1.52% 1,151,248 4,427 1.53%

Brokered deposits
140,416 812 2.30% 235,611 1,446 2.47% 236,008 1,586 2.70% 268,108 1,804 2.67% 358,130 2,298 2.55%
6,240,639 12,581 0.80% 6,105,014 13,395 0.88% 6,053,482 14,546 0.97% 3,740,133 9,560 1.01% 3,827,270 10,353 1.07%

Non-interest bearing deposit
accounts 2,276,400 - - 1,983,092 - - 1,698,964 - - 1,110,847 - - 1,094,047 - -

Fair value premium amortization
and core deposit intangible
amortization - 2,039 - - 2,051 - - 2,074 - - 201 - - 201 -

Total deposits
8,517,039 14,620 0.68% 8,088,106 15,446 0.77% 7,752,446 16,620 0.86% 4,850,980 9,761 0.80% 4,921,317 10,554 0.85%

Borrowings

Securities sold under agreements
to repurchase - - - % 46,154 334 2.91% 158,462 1,002 2.54% 190,000 1,189 2.48% 224,783 1,342 2.37%

Advances from FHLB and other
borrowings 66,833 476 2.83% 75,432 505 2.69% 77,255 539 2.81% 78,282 541 2.74% 79,328 550 2.75%

Subordinated capital notes
36,083 308 3.39% 36,083 347 3.87% 36,083 435 4.85% 36,083 475 5.22% 36,083 499 5.49%

Total borrowings
102,916 784 3.03% 157,669 1,186 3.03% 271,800 1,976 2.92% 304,365 2,205 2.87% 340,194 2,391 2.79%
Total interest-bearing liabilities $ 8,619,955 $ 15,404 0.71% $ 8,245,775 $ 16,632 0.81% $ 8,024,246 $ 18,596 0.93% $ 5,155,345 $ 11,966 0.92% $ 5,261,511 $ 12,945 0.98%
Interest rate spread $ 99,533 4.25% $ 105,060 4.72% $ 105,101 4.88% $ 79,209 5.23% $ 80,710 5.23%
Net interest margin 4.30% 4.78% 4.94% 5.34% 5.35%
SOP loan cost recoveries (interest
recoveries in 2Q and 3Q 2020) $ 469 $ 5,982 $ - $ 1,033 $ 371

Adjusted excluding cost/interests
recoveries (Non-GAAP):
Total interest-earning assets $ 9,218,717 $ 114,468 4.94% $ 8,845,744 $ 115,710 5.26% $ 8,556,421 $ 123,697 5.81% $ 5,886,379 $ 90,142 6.08% $ 5,981,756 $ 93,284 6.19%
Interest rate spread $ 99,064 4.23% $ 99,078 4.45% $ 105,101 4.88% $ 78,176 5.16% $ 80,339 5.21%
Net interest margin 4.28% 4.50% 4.94% 5.27% 5.33%
Core deposits: (Non-GAAP)

Deposits

NOW accounts
$ 2,227,687 $ 2,247 0.40% $ 2,069,247 $ 2,138 0.42% $ 1,980,505 $ 2,389 0.48% $ 1,119,371 $ 1,471 0.52% $ 1,118,214 $ 1,616 0.57%

Savings accounts
1,927,680 2,010 0.41% 1,809,517 1,976 0.44% 1,797,658 2,440 0.55% 1,195,689 1,843 0.61% 1,199,678 2,012 0.67%

Time deposits
1,944,856 7,512 1.54% 1,990,639 7,835 1.58% 2,039,311 8,131 1.60% 1,156,965 4,442 1.52% 1,151,248 4,427 1.53%
6,100,223 11,769 0.77% 5,869,403 11,949 0.82% 5,817,474 12,960 0.90% 3,472,025 7,756 0.89% 3,469,140 8,055 0.92%

Non-interest bearing deposit
accounts 2,276,400 - - 1,983,092 - - 1,698,964 - - 1,110,847 - - 1,094,047 - -

Total core deposits
$ 8,376,623 $ 11,769 0.56% $ 7,852,495 $ 11,949 0.61% $ 7,516,438 $ 12,960 0.69% $ 4,582,872 $ 7,756 0.67% $ 4,563,187 $ 8,055 0.70%

OFG Bancorp (NYSE: OFG)
Table 5-2: Average

Balances, Net Interest Income and Net Interest Margin (Continued)
2020 YTD 2019 YTD
Interest

Interest

Average Income/ Yield/ Average Income/ Yield/
(Dollars in thousands) (unaudited)
Balance Expense Rate Balance Expense Rate
Interest earning assets:

Cash equivalents
$ 1,423,781 $ 3,760 0.35% $ 535,865 $ 9,357 2.33%

Investment securities
679,201 9,552 1.88% 1,000,217 18,292 2.44%

Loans held for investment

Non-PCD loans
4,780,966 254,343 7.09% 3,822,312 220,583 7.72%

PCD loans
1,990,938 92,671 6.21% 697,081 34,388 6.58%

Total loans
6,771,904 347,014 6.83% 4,519,393 254,971 7.54%
Total interest-earning assets $ 8,874,886 $ 360,326 5.41% $ 6,055,475 $ 282,620 6.24%
Interest bearing liabilities:

Deposits

NOW accounts
$ 2,092,973 $ 6,772 0.43% $ 1,120,825 $ 4,800 0.57%

Savings accounts
1,845,253 6,426 0.46% 1,187,020 5,508 0.62%

Time deposits
1,991,432 23,480 1.57% 1,070,111 11,024 1.38%

Brokered deposits
203,779 3,844 2.51% 422,364 7,660 2.42%
6,133,437 40,522 0.88% 3,800,320 28,992 1.02%

Non-interest bearing deposit accounts
1,987,211 - - 1,097,145 - - %

Fair value premium amortization and core deposit intangible amortization
- 6,163 - - 602 -

Total deposits
8,120,648 46,685 0.77% 4,897,465 29,594 0.81%
Borrowings

Securities sold under agreements to repurchase
67,956 1,335 2.62% 336,859 6,235 2.47%

Advances from FHLB and other borrowings
73,150 1,521 2.77% 80,294 1,671 2.78%

Subordinated capital notes
36,083 1,091 4.02% 36,083 1,536 5.69%

Total borrowings
177,189 3,947 2.97% 453,236 9,442 2.79%
Total interest-bearing liabilities $ 8,297,837 $ 50,632 0.81% $ 5,350,701 $ 39,036 0.98%
Interest rate spread $ 309,694 4.60% $ 243,584 5.26%
Net interest margin 4.65% 5.38%
SOP loan cost recoveries (interest recoveries in 2020) $ 6,451 $ 1,338
Adjusted excluding cost/interests recoveries (Non-GAAP):
Total interest-earning assets $ 8,874,886 $ 353,875 5.31% $ 6,055,475 $ 281,282 6.21%
Interest rate spread $ 303,243 4.50% $ 242,246 5.23%
Net interest margin 4.55% 5.35%
Core deposits: (Non-GAAP)

Deposits

NOW accounts
$ 2,092,973 $ 6,772 0.43% $ 1,120,825 $ 4,800 0.57%

Savings accounts
1,845,253 6,426 0.46% 1,187,020 5,508 0.62%

Time deposits
1,991,432 23,480 1.57% 1,070,111 11,024 1.38%
5,929,658 36,678 0.83% 3,377,956 21,332 0.84%

Non-interest bearing deposit accounts
1,987,211 - - % 1,097,145 - - %

Total core deposits
$ 7,916,869 $ 36,678 0.62% $ 4,475,101 $ 21,332 0.64%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan

Information and Performance Statistics (1)
2020 2020 2020 2019 2019
(Dollars in thousands) (unaudited)
Q3 Q2 Q1 Q4 Q3
Net Charge-offs
(21)
Non-PCD
Mortgage:

Charge-offs
$ 56 $ 185 $ 418 $ 1,075 $ 16,299
(b)

Recoveries
(269) (9) (249) (437) (493)

Total mortgage
(213) 176 169 638 15,806
Commercial:

Charge-offs
298 497 3,771 463 8,421
(b)

Recoveries
(253) (631) (1,522) (606) (176)

Total commercial
45 (134) 2,249 (143) 8,245
Consumer:

Charge-offs
5,114 4,187 6,015 5,289 5,317

Recoveries
(663) (443) (644) (196) (1,463)
(a)

Total consumer
4,451 3,744 5,371 5,093 3,854
Auto:

Charge-offs
10,123 13,300 13,053 12,930 12,383

Recoveries
(5,950) (3,405) (4,211) (4,123) (5,802)
(a)

Total auto
4,173 9,895 8,842 8,807 6,581

Total
$ 8,456 $ 13,681 $ 16,631 $ 14,395 $ 34,486
PCD
Mortgage:

Charge-offs
$ 1,677 $ 2,178 $ 5,143 $ - $ -

Recoveries
(89) (580) (122) - -

Total mortgage
1,588 1,598 5,021 - -
Commercial:

Charge-offs
293 386 2,357 - -

Recoveries
(91) (286) (375) - -

Total commercial
202 100 1,982 - -
Consumer:

Charge-offs
60 30 431 - -

Recoveries
1 (30) (63) - -

Total consumer
61 - 368 - -
Auto:

Charge-offs
474 600 375 - -

Recoveries
(211) (229) (343) - -

Total auto
263 371 32 - -

Total
$ 2,114 $ 2,069

$

7,403

$

-

$

-
Total Net Charge-offs $ 10,570 $ 15,750 $ 24,034 $ 14,395 $ 34,486
Net Charge-off Rates
(21)
Mortgage 0.24% 0.30% 0.86% 0.24% 5.68%
Commercial

0.04% -0.01% 0.76% -0.03% 1.86%
Consumer 3.94% 3.12% 4.63% 5.15% 3.93%
Auto 1.17% 2.72% 2.31% 2.73% 2.09%

Total
0.62% 0.92% 1.44% 1.28% 3.04%
(b)
Average Loans Held For Investment
(21)
Mortgage $ 2,325,756 $ 2,366,600 $ 2,414,685 $ 1,062,845 $ 1,112,488
Commercial

2,484,977 2,484,573 2,239,684 1,753,069 1,772,332
Consumer 457,620 479,957 496,313 395,611 392,725
Auto 1,518,669 1,509,521 1,537,194 1,288,546 1,261,501

Total
$ 6,787,022 $ 6,840,650 $ 6,687,875 $ 4,500,071 $ 4,539,045

(a) During 3Q 2019, the Company received $2.4 million proceeds from the sale of fully charged-off originated auto and consumer loans.

(b) During 3Q 2019, the Company decided to sell several non-performing originated loans, which were sold during 4Q 2019, increasing charge-offs by $15.9 million, $4.4 million in commercial loans and $11.5 million in residential mortgages.

Table 6-2: Loan

Information and Performance Statistics (Excludes PCD Loans) (1)
OFG Bancorp (NYSE: OFG)
2020 2020 2020 2019 2019
(Dollars in thousands) (unaudited)
Q3 Q2 Q1 Q4 Q3
Early Delinquency (30 - 89 days past due)
Mortgage $ 16,783 $ 15,665 $ 20,518 $ 22,389 $ 21,631
Commercial

5,151 7,704 6,074 9,895 4,467
Consumer 12,032 18,254 13,127 9,560 9,360
Auto 87,912 89,825 110,959 103,749 103,452

Total
$ 121,878 $ 131,448 $ 150,678
(a)
$ 145,593 $ 138,910
Early Delinquency Rates (30 - 89 days past due)
Mortgage 1.98% 1.79% 2.31% 2.49% 3.68%
Commercial

0.29% 0.40% 0.32% 0.53% 0.28%
Consumer 2.77% 3.98% 2.73% 1.93% 2.44%
Auto 5.81% 6.17% 7.46% 7.01% 8.10%

Total
2.50% 2.64% 3.16% 3.07% 3.63%
Total Delinquency (30 days and over past due)
Mortgage:

Traditional, Non traditional, and Loans under Loss Mitigation
$ 51,123 $ 40,719 $ 46,768 $ 41,314 $ 40,194

GNMA's buy-back option program
62,651 75,091 75,314 75,181 11,403

Total mortgage
113,774 115,810 122,082 116,495 51,597
Commercial

35,596 38,258 33,746 30,111 25,271
Consumer 17,080 22,796 16,808 12,258 11,927
Auto 109,735 100,027 131,715 118,020 117,716

Total
$ 276,185 $ 276,891 $ 304,351
(a)
$ 276,884 $ 206,511
Total Delinquency Rates (30 days and over past due)
Mortgage:

Traditional, Non traditional, and Loans under Loss Mitigation
6.03% 4.66% 5.27% 4.60% 6.83%

GNMA's buy-back option program
7.39% 8.59% 8.48% 8.37% 1.94%

Total mortgage
13.42% 13.25% 13.75% 12.97% 8.77%
Commercial

1.99% 1.99% 1.77% 1.62% 1.60%
Consumer 3.93% 4.97% 3.49% 2.48% 3.11%
Auto 7.26% 6.87% 8.85% 7.98% 9.22%

Total
5.67% 5.56% 6.38% 5.85% 5.40%
Nonperforming Assets
(14)
Mortgage $ 40,477 $ 30,491 $ 31,073 $ 22,552 $ 21,138
Commercial

44,941 44,187 42,668 42,606 36,409
Consumer 5,206 4,933 3,690 5,287 4,213
Auto 22,583 10,539 21,147 14,295 15,063

Total nonperforming loans
113,207 90,150 98,578
(a)
84,740 76,823
Foreclosed real estate 21,374 24,792 27,292 29,909 26,952
Other repossessed assets 1,918 1,360 3,096 3,327 3,537

Total nonperforming assets
$ 136,499 $ 116,302 $ 128,966 $ 117,976 $ 107,312
Nonperforming Loan Rates
Mortgage 4.78% 3.49% 3.50% 2.51% 3.59%
Commercial

2.52% 2.30% 2.23% 2.29% 2.31%
Consumer 1.20% 1.08% 0.77% 1.07% 1.10%
Auto 1.49% 0.72% 1.42% 0.97% 1.18%

Total loans
2.33% 1.81% 2.07% 1.79% 2.01%
(a) During March 2020, a global pandemic was declared by the World Health Organization related to the rapidly growing outbreak of a novel strain of coronavirus (COVID-19). The
pandemic has significantly impacted the economic conditions in P.R.

and the U.S., creating significant uncertainties. After recent disruptions in economic conditions caused by COVID-19, the Company has offered several deferral programs for the payment of principal and interest for auto, personal, credit cards and mortgage, and commercial loans, for customers whose payments were not over 89 days past due at March 12, 2020 and requested to be included in these programs. These loans may have been classified as delinquent loans in 1Q 2020, due to the short proximity to quarter end, and subsequently adjusted when the deferral program was granted. Deferrals dropped to 2% of loans in 3Q 2020 from 30% in 2Q 2020. Most of that relates to about $112 million commercial loans, and most of that represents well-capitalized customers in the hospitality industry.

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan

Information and Performance Statistics (1)
2020 2020 2020 2019 2019
(Dollars in thousands) (unaudited)
Q3 Q2 Q1 Q4 Q3
Nonperforming PCD Loans
(14)
Mortgage $ 1,003 $ 1,373 $ 1,341 $ - $ -
Commercial

79,631 81,064 82,411 225 242
Consumer 4 12 10 499 560

Total nonperforming loans
$ 80,638 $ 82,449 $ 83,762 $ 724 $ 802
Nonperforming PCD Loan Rates
Mortgage 0.07% 0.09% 0.09% 0.00% 0.00%
Commercial

22.59% 21.00% 21.07% 0.06% 0.12%
Consumer 0.17% 0.41% 0.30% 5.39% 69.83%

Total
4.26% 4.19% 4.19% 0.04% 0.11%
Total PCD Loans Held for Investment
(21)
Mortgage $ 1,504,914 $ 1,541,637 $ 1,561,557 $ 1,591,112 $ 494,278
Commercial

352,555 386,046 391,158 359,601 202,065
Consumer 2,336 2,950 3,350 9,263 802

Total loans
$ 1,859,805 $ 1,930,633 $ 1,956,065 $ 1,959,976 $ 697,145

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses (1)
Quarter Ended September 30, 2020
(Dollars in thousands) (unaudited)
Mortgage Commercial Consumer Auto Total
Allowance for credit losses Non-PCD:

Balance at beginning of period
$ 19,973 $ 43,011 $ 31,954 $ 56,569 $ 151,507

(Recapture) provision for credit losses
(564) (1,771) (378) 16,071 13,358

Charge-offs
(56) (298) (5,114) (10,123) (15,591)

Recoveries
269 253 663 5,950 7,135

Balance at end of period
$ 19,622 $ 41,195 $ 27,125 $ 68,467 $ 156,409
Allowance for credit losses PCD:

Balance at beginning of period
$ 30,919 $ 48,914 $ 169 $ 1,192 $ 81,194

Provision (recapture) for credit losses
1,077 (1,262) - 9 (176)

Charge-offs
(1,677) (293) (60) (474) (2,504)

Recoveries
89 91 (1) 211 390

Balance at end of period
$ 30,408 $ 47,450 $ 108 $ 938 $ 78,904
Allowance for credit losses summary:

Balance at beginning of period
$ 50,892 $ 91,925 $ 32,123 $ 57,761 $ 232,701

Provision (recapture) for credit losses
513 (3,033) (378) 16,080 13,182

Charge-offs
(1,733) (591) (5,174) (10,597) (18,095)

Recoveries
358 344 662 6,161 7,525

Balance at end of period
$ 50,030 $ 88,645 $ 27,233 $ 69,405 $ 235,313
Allowance coverage ratio 2.13% 3.65% 6.23% 4.50% 3.48%
Allowance coverage ratio excluding PPP loans (Non-GAAP) 2.13% 4.15% 6.23% 4.50% 3.64%

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.
2020 2020 2020 2019 2019
(Dollars in thousands) (unaudited)
Q3 Q2 Q1 Q4 Q3
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity $ 1,064,322 $ 1,041,284 $ 1,022,594
(a)
$ 1,045,478 $ 1,049,076
Less:

Intangible assets
(134,719) (137,475) (140,243) (143,034) (88,560)

Noncumulative perpetual preferred stock
(92,000) (92,000) (92,000) (92,000) (92,000)

Noncumulative perpetual preferred stock issuance costs
10,130 10,130 10,130 10,130 10,130
Tangible common equity $ 847,733 $ 821,939 $ 800,481 $ 820,574 $ 878,646
Common stock outstanding at end of period 51,345 51,342 51,327 51,399 51,347
Tangible book value (Non-GAAP) $ 16.51 $ 16.01 $ 15.60 $ 15.96 $ 17.11
Total Assets to Tangible Assets
Total assets

$ 10,016,323 $ 9,932,719 $ 9,238,571 $ 9,297,661 $ 6,333,505
Less:

Intangible assets
(134,719) (137,475) (140,243) (143,034) (88,560)
Tangible assets (Non-GAAP) $ 9,881,604 $ 9,795,244 $ 9,098,328 $ 9,154,627 $ 6,244,945
Non-GAAP TCE Ratio
Tangible common equity $ 847,733 $ 821,939 $ 800,481 $ 820,574 $ 878,646
Tangible assets 9,881,604 9,795,244 9,098,328 9,154,627 6,244,945
TCE ratio 8.58% 8.39% 8.80% 8.96% 14.07%
Average Equity to Non-GAAP Average Tangible Common

Equity
Average total stockholders' equity $ 1,062,460 $ 1,037,195 $ 1,043,481 $ 1,062,720 $ 1,061,541
Less:

Average noncumulative perpetual preferred stock
(92,000) (92,000) (92,000) (92,000) (92,000)

Average noncumulative perpetual preferred stock issuance costs
10,130 10,130 10,130 10,130 10,130
Average total common stockholders' equity $ 980,590 $ 955,325 $ 961,611 $ 980,850 $ 979,671
Less:

Average intangible assets
(136,138) (139,094) (141,875) (89,005) (88,701)
Average tangible common equity $ 844,452 $ 816,231 $ 819,736 $ 891,845 $ 890,970
(a) On January 1, 2020, the Company implemented ASU No. 2016-13: Measurement of Credit Losses on Financial Instruments "(CECL)" using the modified retrospective approach. As a result, a $39.2 million allowance for credit losses was recorded for Non-PCD loans and $0.2 million for unused commitments with the corresponding adjustment reducing retained earnings, net of a $13.9 million deferred tax effect. For PCD loans, including BBVA and Eurobank acquired book plus the recently acquired Scotiabank, the adjustment amounting to $50.5 million was made through the allowance and loan balances with no impact in capital.

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures

(Continued)
BASEL III

Standardized
2020 2020 2020 2019 2019
(Dollars in thousands) (unaudited)
Q3 Q2 Q1 Q4 Q3
Regulatory Capital Metrics
Common equity Tier 1 capital $ 862,636 $ 836,899 $ 816,356 $ 735,442 $ 858,092
Tier 1 capital 979,506 953,769 933,226 852,312 974,962
Total risk-based capital
(15)
1,065,711 1,040,987 1,020,748 937,963 1,035,910
Risk-weighted assets 6,873,472 6,957,906 6,983,626
(a)
6,740,846 4,771,165
Regulatory Capital Ratios
Common equity Tier 1 capital ratio
(16)
12.55% 12.03% 11.69% 10.91% 17.98%
Tier 1 risk-based capital ratio
(17)
14.25% 13.71% 13.36% 12.64% 20.43%
Total risk-based capital ratio
(18)
15.50% 14.96% 14.62% 13.91% 21.71%
Leverage ratio
(19)
10.00% 10.16% 10.14% 9.24% 15.41%
Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity
(1)
$ 1,064,322 $ 1,041,284 $ 1,022,594 $ 1,045,478 $ 1,049,076
CECL transition adjustment
(20)
33,494 32,269 31,882 - -
Less:

Noncumulative perpetual preferred stock
(92,000) (92,000) (92,000) (92,000) (92,000)

Noncumulative perpetual preferred stock issuance costs
10,130 10,130 10,130 10,130 10,130

Unrealized gains on available-for-sale securities, net of income tax
(9,453) (8,885) (7,576) 441 1,742

Unrealized losses on cash flow hedges, net of income tax
1,185 1,297 1,286 567 716
1,007,678 984,095 966,316 964,616 969,664
Less:

Disallowed goodwill
(86,069) (86,069) (86,069) (86,069) (86,069)

Disallowed other intangible assets, net
(33,810) (35,563) (37,241) (39,127) (1,557)

Disallowed deferred tax assets, net
(25,163) (25,564) (26,650)
(a)
(95,879) (23,946)

Threshold 15%
- - -
(a)
(8,099) -
Common equity Tier 1 capital 862,636 836,899 816,356 735,442 858,092
Plus:

Qualifying noncumulative perpetual preferred stock
92,000 92,000 92,000 92,000 92,000

Qualifying noncumulative perpetual preferred stock issuance costs
(10,130) (10,130) (10,130) (10,130) (10,130)

Subordinated capital notes
35,000 35,000 35,000 35,000 35,000
Tier 1 capital 979,506 953,769 933,226 852,312 974,962
Plus tier 2 capital:

Qualifying allowance for loan and lease losses
86,205 87,218 87,522 85,651 60,948
Total risk-based capital $ 1,065,711 $ 1,040,987 $ 1,020,748 $ 937,963 $ 1,035,910
(a) During 1Q 2020, the Company decided to early implement Simplifications to the Capital Rule, which simplified the regulatory capital treatment for mortgage servicing assets (MSA) and certain deferred tax assets arising from temporary differences (temporary difference DTAs). It Increased common equity tier 1 (CET1) capital threshold deductions from 10 percent to 25 percent and removes the aggregate 15 percent CET1 threshold deduction. However, it retains the 250 percent risk weight applicable to non-deducted amounts of MSAs and temporary difference DTAs.

OFG Bancorp (NYSE: OFG)
Table 8-3: Reconciliation of GAAP to Non-GAAP with adjustments to exclude the impact of significant events.
The Company prepared its Consolidated Financial Statement using accounting principles generally accepted in the U.S. (“U.S. GAAP” or the “reported basis”). In addition to analyzing the
Company’s results on the reported basis, management monitors the “Adjusted net income” of the Company and excludes the impact of certain transactions on the results of its operations.
Management believes that “Adjusted net income” provides meaningful information to investors about the underlying performance of the Company’s ongoing operations. “Adjusted net income”
is a non-GAAP financial measure.

The table below describes adjustments to net income for the quarters ended September 30, 2020, June 30, 2020 and March 31, 2020.
Quarter ended September 30, 2020 Quarter ended June 30, 2020 Quarter ended March 31, 2020
Income Tax Impact on Income Tax Impact on Income Tax Impact on
(Dollars in thousands) (unaudited)
Pre-tax Effect Net Income Pre-tax Effect Net Income Pre-tax Effect Net Income

U.S. GAAP net income

$ 27,438 $ 21,787 $ 1,801

Non-GAAP adjustments:

Sale of mortgage-backed securities
available-for-sale

$ - $ - - $ - $ - - $ (4,728) $ 1,324 (3,404)

(a)

Merger expenses
2,681 (1,005) 1,676
(b)
3,006 (1,127) 1,879
(b)
304 (114) 190
(b)

Bargain purchase from Scotiabank PR &
USVI

(3,465) - (3,465)

(c)

(3,462) - (3,462)

(c)

(409) - (409)

(c)

Interest recoveries on PCI loans acquired
in the Scotiabank PR & USVI acquisition (469) 176 (293)
(d)
(5,982) 2,243 (3,739)
(d)
- - -

COVID 19 additional provision for credit
losses

826 (310) 516

(e)

5,000 (1,875) 3,125

(e)

34,083 (12,781) 21,302

(e)

COVID 19 expenses
2,090 (784) 1,306
(f)
2,008 (753) 1,255
(f)
168 (63) 105
(f)
Adjusted net income (Non-GAAP) $ 27,178 $ 20,845 $ 19,585
Less:

dividends on preferred stock
(1,628) (1,628) (1,628)
Adjusted net income available to
common shareholders (Non-GAAP) $ 25,550 $ 19,217 $ 17,957
Adjusted earnings per common share -
diluted (Non-GAAP) $ 0.50 $ 0.37 $ 0.35
Adjusted Performance Metrics -
Reconciliation to GAAP Financial
Measures:
Net income $ 27,438 $ 21,787 $ 1,801

Non-GAAP adjustments
(260) (942) 17,784
Adjusted net income (Non-GAAP) 27,178 20,845 19,585
Average assets 9,918,381 9,512,129 9,326,627
Return on average assets 1.11% 0.92% 0.08%
Adjusted return on average assets (Non-
GAAP) 1.10% 0.88% 0.84%
Net income available to common
shareholders $ 25,810 $ 20,159 $ 173

Non-GAAP adjustments
(260) (942) 17,784
Adjusted net income available to common
shareholders (Non-GAAP) 25,550 19,217 17,957
Average tangible common equity 844,452 816,231 819,736
Return on average tangible common
stockholders' equity 12.23% 9.88% 0.08%
Adjusted return on average tangible
common stockholders' equity (Non-
GAAP) 12.10% 9.42% 8.76%

Total non-interest expense

$ 83,444 $ 85,481 $ 87,322

Non-GAAP adjustments, pre-tax
(4,771) (5,014) (472)
Adjusted total non-interest expense (Non-
GAAP) 78,673 80,467 86,850
Net interest income 99,533 105,060 105,101
Total banking and financial service
revenues 27,486 23,106 26,233

Non-GAAP adjustments
(469) (5,982) -
126,550 122,184 131,334
Efficiency ratio 65.69% 66.70% 66.49%
Adjusted efficiency ratio (Non-GAAP) 62.17% 65.86% 66.13%
(a) During 1Q 2020, the Company sold $316 million available-for-sale mortgage-backed securities and recognized a gain in the sale of $4.7 million.
(b) On December 31, 2019, the Company acquired Scotiabank's Puerto Rico and USVI operations ("the SBPR & USVI Acquisition"). During 1Q 2020, 2Q 2020 and 3Q 2020, $0.3 million, $3.0 million, and $2.7 million, respectively, were incurred in related expenses.
(c) In 2019, the Company recognized a bargain purchase gain of $5.7 million from the SBPR & USVI Acquisition. During 1Q 2020, 2Q 2020 and 3Q 2020, the Company increased the bargain purchase gain from Scotiabank PR & USVI acquisition by $0.4 million, $3.5 million and $3.5 million, respectively, as remeasurement period adjustments.
(d) During 2Q 2020 and 3Q 2020, the Company recognized interest recoveries on SOP loans acquired in the Scotiabank PR & USVI acquisition collected subsequently to the acquisition date amounting to $6.0 million and $0.5 million, respectively.
(e) In March 2020, a global pandemic was declared by the World Health Organization related to the rapidly growing outbreak of a novel strain of coronavirus (COVID-19). The pandemic significantly impacted the economic conditions in P.R.

and the U.S., creating significant uncertainties. In response, we increased our provision for credit losses on loans in 1Q 2020 and 2Q
2020 by $34.1 million and $5.0 million, respectively, and established a provision for credit losses on accrued interest receivables under deferral plans in 3Q 2020 of $826 thousand.
(f) During 1Q 2020, 2Q 2020 and 3Q 2020, the Company recorded $0.2 million, $2.0 million and $2.1 million expenses, respectively, in relation to the global pandemic from the coronavirus
COVID-19.

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary,

Selected Metrics, Loans, and Consolidated Financial Statements (Tables

1 - 8)
(1) We used the terms "PCI" and "SOP" to refer to loans acquired with credit deterioration from the Scotiabank acquisition (December 31, 2019), the
BBVAPR acquisition (December 18, 2012) and the Eurobank FDIC-Assisted acquisition (April 30, 2010), recorded at fair value at acquisition. On January
1, 2020, the Company implemented ASU No. 2016-13: Measurement of Credit Losses on Financial Instruments "(CECL)" using the modified retrospective approach. CECL replaces the concept of purchased credit impaired loans (PCI) with the concept of purchased financial assets with credit deterioration
(PCD). PCD accounting is called ‘gross-up accounting’ because, at acquisition, an entity grosses up the amortized cost basis of the PCD asset for the initial estimate of credit losses. This Day 1 allowance for credit losses is established without an income statement effect. The Company elected to maintain previously existing pools on adoption, therefore the pool continues to be the unit of account, and the allowance and non-credit discount or premium is not allocated to the individual assets. These loans are not classified as delinquent or nonperforming even though the customer may be contractually past due because we expect that we will fully collect the carrying value of these loans.
(2)
Total banking and financial service revenues.
(3)
Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4) Calculated based on net income available to common shareholders plus the preferred dividends on the convertible preferred stock, divided by total average common shares outstanding and equivalents for the period as if converted.
(5) Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding.
See "Table 9: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(6)
Information includes all loans held for investment, including PCD loans.
(7)
Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)
Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)
Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10) Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)
Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12) Non-GAAP ratios. See "Table 9: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)
Production of new loans (excluding renewals).
(14) Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(15)
Total risk-based capital equals the sum of Tier 1

capital and Tier 2 capital.
(16)
Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)
Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)
Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)
Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20) In March 2020, in light of recent strains on the U.S. economy as a result of the coronavirus disease 2019 (COVID-19), the Board of Governors of the
Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25% “scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL vs the incurred loss methodology.
(21) CECL replaces the concept of purchased credit impaired loans (PCI assets) with the concept of purchased financial assets with credit deterioration (PCD assets). An entity records a PCD asset at the purchase price plus the allowance for credit losses expected at the time of acquisition. Under this method, there is no credit loss expense affecting net income on acquisition. Changes in estimates of expected credit losses after acquisition are recognized as credit loss expense (or reversal of credit loss expense) in subsequent periods as they arise.
(22) Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.